                                                EXHIBIT 24


                                 POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Verne G. Istock, Thomas H. Jeffs II, Scott P. Marks, Jr., David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-3 relating to debt obligations of, warrants, options, rights and preferred stock of First Chicago NBD Corporation (the "Corporation") to be issued pursuant to resolutions adopted by the Board of Directors of the Corporation on July 11, 1997, and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Signature                     Title
          ---------                     -----

                                       Director
-----------------------------
Terence E. Adderley


/s/  James K. Baker                    Director
-----------------------------
James K. Baker


/s/  John H. Bryan                     Director
-----------------------------
John H. Bryan

                                       Director
-----------------------------
Siegfried Buschmann


/s/  James S. Crown                    Director
-----------------------------
James S. Crown

                                       Director
-----------------------------
Maureen A. Fay, O. P.

                                       Director
-----------------------------
Charles T. Fisher III
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/s/  Verne G. Istock                   Director and Principal
-----------------------------          Executive Officer
Verne G. Istock


/s/  Thomas H. Jeffs II                Director
-----------------------------
Thomas H. Jeffs II


                                       Director
-----------------------------
William G. Lowrie


/s/ Richard A. Manoogian               Director
-----------------------------
Richard A. Manoogian


/s/  Scott P. Marks, Jr.               Director
-----------------------------
Scott P. Marks, Jr.


/s/  Andrew J. McKenna                 Director
-----------------------------
Andrew J. McKenna


                                       Director
-----------------------------
William T. McCormick, Jr.


/s/  Earl L. Neal                      Director
-----------------------------
Earl L. Neal


/s/  James J. O'Connor                 Director
-----------------------------
James J. O'Connor


/s/  Thomas E. Reilly, Jr.             Director
-----------------------------
Thomas E. Reilly, Jr.


                                       Director
-----------------------------
Adele Simmons
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/s/  Richard L. Thomas                 Director
-----------------------------
Richard L. Thomas


/s/  David J. Vitale                   Director
-----------------------------
David J. Vitale


/s/  William J. Roberts                Principal Accounting Officer
-----------------------------
William J. Roberts


/s/  Robert A. Rosholt                 Principal Financial Officer
-----------------------------
Robert A. Rosholt


Dated:  July 11, 1997